Exhibit 24

Power of Attorney

Know all by these presents that the undersigned, Ruby Sharma, the Director of Nautilus, Inc. (the
"Issuer"), hereby constitutes and appoints Aina E. Konold and Alan L. Chan, as the attorney-infact for the undersigned to:

(1) execute for and on behalf of the undersigned all forms, including, without limitation, a
Form ID Application, that may be required to be filed by the undersigned in compliance with the Securities Act of 1933 and the Securities Exchange Act of 1934 and the rules thereunder, and similar state securities laws ("Forms");

(2) do and perform all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and timely file such Forms with the
U.S. Securities and Exchange Commission or similar state securities regulators; and

(3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to and in the best interest of, or legally required by, the undersigned.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact substitute or substitutes, shall lawfully do or cause to be done by the virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with the Securities Act of 1933, Securities Exchange Act of 1934,
the Trust Indenture Act of 1939, the Investment Company Act of 1940 or the Investment Advisers
Act of 1940, or any rule or regulation under any of these statutes, or the laws of any state.

This Power of Attorney shall remain in full force and effect until revoked by the Issuer in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, this Power of Attorney is executed effective 5/12/2022.

/s/ Ruby Sharma

Name: Ruby Sharma